UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT


       Pursuant to Section 13 or 15(d) of the Securities Exchange of 1934



                         Date of Report: March 25, 2005
                        (Date of earliest event reported)

                               PLANGRAPHICS, INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)



        Colorado                    0-14273                  84-0868815
        --------                    -------                  ----------
       (State of                  (Commission              (IRS Employer
     incorporation)               File Number)           Identification No.)


                    112 East Main Street, Frankfort, KY 40601
                  --------------------------------------------
               (Address of principal executive offices) (Zip Code)



        Registrant's telephone number, including area code (720) 851-0716



              -----------------------------------------------------
             (Former Name and address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On March 25, 2005, the Compensation Committee of PlanGraphics, Inc. extended the employment agreement of John C. Antenucci, President and Chief Executive Officer dated May 1, 2002 and originally filed with Form 10-Q for March 31, 2002, through January 31, 2006. The terms of the employment agreement remain unchanged. The amendment extending the Employment Agreement is filed with this report as Exhibit 10.1.


ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.         Description
-----------         -----------

10.1                First Amendment of Antenucci Employment Agreement, dated
                    January 31, 2005.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               PLANGRAPHICS, INC.
                                  (Registrant)


May 9, 2005                   /S/  Fred Beisser
                              -----------------
                                 (Signature)
                             Frederick G. Beisser
                        Senior Vice President - Finance
              Secretary, Treasurer and Principal Accounting Officer

                                  EXHIBIT INDEX

Exhibit
  No.               Description


10.1                First Amendment of Antenucci Employment Agreement, dated
                    January 31, 2005.